UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2022 (February 15, 2022)

Longeveron Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40060	47-2174146
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1951 NW 7th Avenue, Suite 520, Miami, Florida 33136

(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (305) 909-0840

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	LGVN	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 15, 2022, Todd C. Girolamo was appointed to the Board of Directors (the “Board”) of Longeveron Inc. (the “Company”), serving as a Class II Director with his term expiring at the Company’s 2023 annual stockholders’ meeting. In connection with his appointment to the Board, the Board has appointed Mr. Girolamo to its Audit Committee, effective immediately.

In connection with his appointment to the Board, and consistent with the Board’s current compensation arrangements with its non-employee directors, Mr. Girolamo will: (1) receive a grant of 5,000 shares of our Class A common stock, which shall be subject to vesting requirements, and (2) be eligible to receive the Company’s standard annual cash retainer for members of the Board and its committees that will be pro-rated based on the date of his appointment. The Company also plans to enter into an indemnification agreement with Mr. Girolamo in the same form as the indemnification agreements that the Company has entered into with each of its directors.

There are no arrangements or understandings between Mr. Girolamo and any other person pursuant to which he was selected as a director, and there have been no transactions since the beginning of the Company’s last fiscal year, or currently proposed, regarding Mr. Girolamo that are required to be disclosed by Item 404(a) of Regulation S-K.

A copy of the Company’s press release announcing the appointment of Mr. Girolamo is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Press Release dated February 17, 2022 furnished herewith
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LONGEVERON INC.

Date: February 17, 2022	/s/ Geoff Green
	Name:	Geoff Green
	Title:	Chief Executive Officer

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